DREYFUS ASSET ALLOCATION FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    One of my most enjoyable duties as portfolio manager of the Dreyfus Asset Allocation Fund, Inc. is writing this shareholder letter. This report covers the annual period ended April 30, 1997 during which the Fund's total return was 16.49%.* Due to the structure of the Fund, a balanced mix mainly of stocks and bonds, this return is not comparable to a market index composed entirely of either common stocks or bonds. The Standard & Poor's 500 Composite Stock Price Index had a total return of 25.12% during this period, while the Lehman Brothers Aggregate Bond Index returned 7.08%.** A more accurate measure of the performance of the Fund is against a customized blended Index prepared by the Fund which is composed 55% of the Standard & Poor's 500 Composite Stock Price Index, 35% of the Lehman Brothers Aggregate Bond Index, and 10% of the Bank Rate Monitor Index. This benchmark index returned 18.04% during the period,*** not far above the performance of the Fund.
    During the first three months of the Fund's past fiscal year, the structure of the Fund was significantly different from what it now is. For example, at that time the maximum permitted allocation to stocks was only 70%, the Fund could only own stocks included in the Standard & Poor's 500 Composite Stock Price Index, and the only bonds the Fund could own were U.S. Treasury Bonds. By a vote of your Board of Directors on August 1, 1996, asset allocation guidelines and the restrictions on stock and bond securities were broadened. Since these changes were made, performance has improved significantly.
ECONOMIC REVIEW
    The Federal Reserve Board (the "Fed") decision in March to tighten credit has been vindicated by the reported 5.6% rise in first quarter real Gross Domestic Product and by the drop to 4.9% in April's unemployment rate. The economic debate is now splintered into 1) those who believe that softer incoming economic data for the second quarter can keep Fed policy on hold, and 2) those who believe the economy is fundamentally too strong, warranting higher rates irrespective of short-term economic fluctuations. Views on the risk of inflation clearly distinguish these camps. To date, a strong dollar has helped mute price inflation, preventing a follow-through from rising wages. Market interest rates are likewise treading water until the policy outlook becomes clearer. We believe that some tightening is likely in coming months and this should temper overall growth to sustain a long business cycle.
    First quarter real GDP grew at an annualized rate of 5.6% for the quarter and by 4.0% since the first quarter of 1996, both growth rates unseen since 1987/88. Virtually every major economic sector contributed positively to growth. In the early evidence for the second quarter, rising new orders portend continued strength in exports and capital spending. By contrast, retail spending weakened in April and the housing sector slowed. However, real disposable income grew 3.8% in the last year, a pace which, if sustained, should support the upward cycle in consumer spending, while mortgage rates have not yet risen substantially.
    Alongside the recent evidence of slowing consumer demand is the report of the drop in unemployment in April. With this, the labor market is becoming extremely tight. This is raising fears of future inflation even though actual inflation remains modest and despite signs of a slower second quarter economy. Hence, bond yields remain near their recent highs, largely ignoring the bullish news of a Washington agreement to balance the Federal budget. Short-term rates likewise contain built-in expectations for another Fed rate hike in coming weeks.
    If inflation should stay subdued, then the larger risk from the combination of slower economic growth and a tightening labor market is to corporate profits. Through the first quarter, however, profits continued to surprise on the upside, and we expect overall profits to post modest gains in 1997.

    The economy is now embarked on the seventh year for this business cycle. Economic growth is proving stronger than seen since the late 1980s while inflation is still subdued. More Fed tightening would indicate a willingness to err on the side of caution and would thus help sustain the expansion. MARKET OVERVIEW
    The six-month fiscal period ended April 30, 1997 was one of the most volatile in recent stock market history. While the underlying U.S. economy continued to grow with little inflation, investor concerns over the outlook for interest rates and for corporate profits caused major shifts in market sentiment, and hence in prices.
    Early in the half-year period, the dominant market trend was strong, despite nervousness about the solidity of economic growth and the possible reactions of the Fed. The trend picked up steam during the winter, with the Dow Jones Industrial Average breaking the 7000 mark in mid-February, and then hitting a new high of 7085.16 in mid-March. However, when the Fed, in a widely anticipated move, increased its overnight lending rate by one quarter of a percentage point on March 25, seeking to cool off the economy and the "irrational exuberance" in the equity markets (as Fed Chairman Alan Greenspan termed it), the markets promptly obliged. Between mid-March and mid-April the DJIA dropped 9.8%.
    By then, however, a stream of strong quarterly profit reports began issuing from major corporations, and the latest Government numbers on inflation appeared reassuring. Moreover, underlying economic expansion continued, but at a pace that appeared sustainable. The market's reaction was to resume the upward trend of earlier in the year, breaking the 7000 level once again on April 30.
    Clearly one of the engines currently driving the market is the profit outlook. According to two companies that monitor profit reports, I.B.E.S. and First Call, overall first-quarter corporate profits ran about 3.7% above forecasts. This reflects results from most of the companies in the Standard & Poor's 500 Index. At the same time, increases in wages and compensation during that same period were modest.
    Big, heavily capitalized and well-established companies were the chief beneficiaries. For the six months under review, the blue chip DJIA gained 17.42%, the Standard & Poor's 500 rose 14.71%, the Nasdaq was up only 3.23% and the Russell 2000 Index of small-cap stocks only 1.61%. The mid- and small-cap stocks enjoyed a revival along with the general market in late April and the first few days of May. (Of course, past performance is no guarantee of future results.)
    The latest trend could, of course, be affected by a Fed decision to raise interest rates once again. However, there is no denying the resilience displayed by the equity markets, especially the larger issues, in the closing days of the Fund's latest fiscal period.
TEAM EFFORT
    Managing your investment assets is certainly a team effort. In our last shareholder letter I described our research effort and the significant part our team of analysts plays in selecting investments for your Fund. The effort employed to manage your assets is even broader, and this letter will review some of the other hard work involved on your behalf.
    Your Dreyfus Asset Allocation Fund is managed in a disciplined manner. It is a mutual fund that allocates investments among the three major asset classes: stocks, bonds and cash. You should realize, therefore, that by owning this Fund you will always have both stock market and bond market exposure. Within the Fund, these exposures are provided in a mix that we believe is appropriate given the current financial market environment. Based on our judgment which includes extensive quantitative and qualitative input from various sources, regular asset allocation changes are made between the major asset classes.

    In selecting both stocks and bonds for investment, your Fund seeks value. With stocks, all investment managers look for companies that are growing; a value manager looks for these growing companies, but is price sensitive, and does not want to pay much for them. Further, your Fund often buys and sells stocks based on the level of interest rates, in a disciplined process designed to both protect your assets in a potentially negative stock market environment, and to allow market participation in a potentially positive stock market environment.
    As your Fund manager, I follow specific, internally created buy and sell criteria to maintain this disciplined process. An extensive team of research analysts as well as proprietary computer models are employed in this process. My experience as portfolio manager of your Fund determines whether to buy or sell a security, and provides the structure of the portfolio of investments.
    With bonds, the overall duration (weighted average time to maturity of all cash flows or a more exact measure of time to maturity) of the fixed income portfolio of your Fund is positioned against a benchmark index designed to represent the overall bond marketplace. When we believe that interest rates will decline, which results in bond prices going up, we maintain a duration longer than the benchmark index. When we believe that interest rates will rise, which results in bond prices going down, we maintain a duration shorter than the benchmark index. Further, we look for value in individual bonds by anticipating which bonds will improve in price more than a U.S. Treasury bond of similar duration.
    Trading is another area where we attempt to add value. Dreyfus has dedicated security traders who focus on implementing the investment decisions of the portfolio manager. This team of traders works hard to achieve the best prices possible when the securities in your Fund are bought or sold. In addition, the traders provide a flow of timely information to the analysts and portfolio manager. The accounting team at Dreyfus also works hard to make sure that, among other duties, security trades settle properly, that available cash is properly calculated, and that the Fund's share price is calculated accurately on a daily basis.
    Managing your assets is a team effort at The Dreyfus Corporation. PORTFOLIO FOCUS
    There are basically three decision levels for the Dreyfus Asset
Allocation Fund: the asset allocation mix, the equity holdings and the fixed income holdings. Each is addressed below.
ASSET ALLOCATION
    The Fund generally maintained an equity allocation close to the top of the permitted range during the entire period. We believed that the investment environment for the stock market remained positive, and wanted to maximize the Fund's participation in this asset class. This strategy in asset allocation was generally additive to performance results.
    Bonds composed most of the remainder of the Fund's assets during the period, while cash equivalents were kept to a minimum. Cash equivalents provided a low yield, and we were generally positive toward the bond markets during this period. This strategy in asset allocation also was generally positive for performance results.
EQUITY HOLDINGS
    Equity investment results during this annual period benefited from holdings such as Reebok International, Compaq Computer, Micron Technology, Intel, IBM, Tosco, BankAmerica, NationsBank, Great Western Financial, McKesson, Ciba Specialty Chemicals, Lone Star Industries, Xerox, Pier 1 Imports, Yellow Corp., Airborne Freight, CNF Transportation, El Paso Natural Gas, NorAm Energy, and Telebras, the Brazilian telephone company. Relative performance results were penalized by holdings including Fruit of the Loom, Storage Technology, Amdahl, Olin, General Signal, and CSX.

FIXED INCOME HOLDINGS
    The fixed income portfolio was positioned with a duration either moderately more or less than the Lehman Brothers Aggregate Bond Index benchmark during the period. The timing of these moves was generally beneficial to the Fund's returns.
    Also benefiting the Fund was continued de-emphasis of U. S. Treasury bonds in favor of corporate bonds and mortgages. In particular, a new type of bond issued primarily by banks and a new form of mortgage related to commercial property both delivered unusually high returns.
   It is both an honor and a pleasure to be managing your investment assets.
                              Sincerely,

                          [Timothy M. Ghriskey signature logo]

                              Timothy M. Ghriskey
                              Portfolio Manager
May 14, 1997
New York, N.Y.
*      Total return includes reinvestment of dividends and any capital gains paid.
**    SOURCE: LIPPER ANALYTICAL SERVICES _Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. SOURCE: LEHMAN BROTHERS _ The Lehman Brothers Aggregate Bond Index is a widely accepted index of corporate, government and government agency debt instruments with an average maturity of 1-10 years.
*** The Customized Blended Index has been prepared by the Fund and is intended to be a more accurate comparison to its general portfolio composition than the Standard & Poor's 500 Composite Stock Price Index. We have combined the performance of unmanaged indices which reflect benchmark percentages with respect to each asset class in which the Fund invests as described in its Prospectus: 55% equity securities, 35% fixed-income securities, and 10% short-term money market instruments. The Customized Blende d Index combines returns from the Lehman Brothers Aggregate Bond Index, the Standard & Poor's 500 Composite Stock Price Index and the Bank Rate Monitor Index of money market returns, and is weighted to the benchmark percentages. In the past, the fixed-income component of the Customized Blended Index was represented by the Lehman Brothers Intermediate Treasury Bond Index. In order to reflect changes in the Fund's permissible investments, the fixed-income component of the Customized Blended Index is now represented by the Lehman Brothers Aggregate Bond Index.
        SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.

DREYFUS ASSET ALLOCATION FUND, INC.               APRIL 30, 1997
[Exhibit A]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS ASSET ALLOCATION FUND, INC. WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND A CUSTOMIZED BLENDED INDEX

Dollars
$19,564
Standard & Poor's 500
Composite Stock
Price Index*
$16,184
Customized Blended
Index**
$15,542
Dreyfus Asset
Allocation Fund
*    Source: Lipper Analytical Services, Inc.
**  Source: Lipper Analytical Services, Inc., Lehman Brothers and Bank Rate
Monitor
[Exhibit A]

AVERAGE ANNUAL TOTAL RETURNS
                        ONE YEAR ENDED                                         FROM INCEPTION (7/1/93)
                        APRIL 30, 1997                                            TO APRIL 30, 1997
                       _________________                                     __________________________
                            16.49%                                                      12.20%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Asset Allocation Fund, Inc. on 7/1/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date as well as to a Customized Blended Index reflecting the Portfolio's benchmark percentage allocations. For comparative purposes, the value of each Index on 6/30/93 is used as the beginning value on 7/1/93. All dividends and capital gain distributions are reinvested.
The Fund allocates your money among stocks, fixed-income securities and money market instruments. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. The Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Fund's general portfolio composition. We have combined the performance of unmanaged indices reflecting the benchmark percentages set forth in the Prospectus: 55% common stocks, 35% fixed-income securities, and 10% money market instruments. The benchmark percentages represent the asset mix that The Dreyfus Corporation would expect to maintain where its assessment of economic conditions and investment opportunities indicate that the financial markets are fairly valued in relation to each other. The Customized Blended Index combines returns from The Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index and the Bank Rate Monitor Index of money market returns, and is weighted to the aforementioned benchmark percentages. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS ASSET ALLOCATION FUND, INC.
STATEMENT OF INVESTMENTS                                                                              APRIL 30, 1997
                                                                                                  Principal
Bonds and Notes_21.4%                                                                               Amount          Value
                                                                                                _____________   _____________
     FINANCIAL_2.5%                  Evans Withycombe, Notes,
                                       7.50%, 2004..........................                     $     650,000     $  649,262
                                     Presidential Life, Sr. Notes,
                                       9.50%, 2000..........................                           850,000        871,250
                                                                                                                 _____________
                                                                                                                    1,520,512
                                                                                                                 _____________
     INDUSTRIAL_5.2%                 Emcor Group, Notes,
                                       11%, 2001............................                           625,197        644,735
                                     Fairchild, Sub. Deb.,
                                       12%, 2001............................                         2,000,000      2,020,000
                                     Philip Morris Cos., Notes,
                                       6.95%, 2006..........................                           500,000        500,838
                                                                                                                 _____________
                                                                                                                   3,165,573
                                                                                                                 _____________
     UTILITIES_1.9%                  Indiantown Cogeneration, L.P.,
                                       9.77%, 2020..........................                         1,000,000      1,130,539
                                                                                                                 _____________
     FOREIGN GOVERNMENT_.7%          Poland, Bonds,
                                       4%, 2014.............................                           500,000       408,125
                                                                                                                 _____________
     OTHER_4.1%                      Asset Securitization Corporation,
                                       Ser. 1996-D3, Cl. A4, 7.821%, 10/13/2026                      1,000,000      1,022,656
                                     DLJ Mortgage Acceptance Corporation,
                                       Asset Backed Ctfs.,
                                       Ser. 1996-CF2, Cl. B1, 7.53%, 11/21/2021                        500,000       494,375
                                     GMAC Commercial Mortgage Securities,
                                       Asset Backed Ctfs.,
                                       Ser. 1996-C1, Cl. E, 7.86%, 10/15/2006                        1,000,000       984,063
                                                                                                                 _____________
                                                                                                                    2,501,094
                                                                                                                 _____________
    U.S. GOVERNMENT
     AND AGENCIES_7.0%               Federal National Mortgage Association,
                                       9%, 8/1/2026.........................                           836,228        876,726
                                     U.S. Treasury Notes:
                                       6.625%, 7/31/2001....................                         1,750,000      1,755,195
                                       6.25%, 1/31/2002.....................                           375,000        370,254
                                       7.875%, 11/15/2004...................                           620,000        662,237
                                       6.50%, 10/15/2006....................                           625,000        614,893
                                                                                                                 _____________
                                                                                                                    4,279,305
                                                                                                                 _____________
                                     TOTAL BONDS AND NOTES
                                       (cost $13,029,256)...................                                      $13,005,148
                                                                                                                 =============

COMMON STOCKS_76.8%                                                                                   SHARES
                                                                                                   _____________
     CONSUMER DURABLES_1.4%          General Motors.........................                            15,000    $  868,125
                                                                                                                 _____________
     CONSUMER NON-DURABLES_8.2%      First Brands...........................                            30,300        768,863
                                     Fruit of the Loom, Cl. A...............                            22,000 (a)    792,000
                                     Kimberly-Clark.........................                            17,000        871,250
                                     NIKE, Cl. B............................                            17,000        956,250

DREYFUS ASSET ALLOCATION FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      APRIL 30, 1997
COMMON STOCKS (CONTINUED)                                                                             SHARES        VALUE
                                                                                                   ___________     _________
         CONSUMER
     NON-DURABLES (CONTINUED)        Philip Morris Cos......................                            20,400    $   803,250
                                     Warnaco Group, Cl. A...................                            29,000        826,500
                                                                                                                    _________
                                                                                                                    5,018,113
                                                                                                                    _________
     CONSUMER SERVICES_1.6%          La Quinta Inns........................                             43,500        951,563
                                                                                                                    _________
     ELECTRONIC TECHNOLOGY_10.7%     Amdahl.................................                            70,000 (a)    599,375
                                     Cabletron Systems......................                            21,800 (a)    752,100
                                     Compaq Computer........................                            12,000 (a)  1,024,500
                                     Intel..................................                             6,600      1,010,625
                                     International Business Machines........                             5,300        851,975
                                     Lockheed Martin........................                             9,700        868,150
                                     Novell.................................                           105,000 (a)    794,063
                                     Storage Technology.....................                            17,000 (a)    597,125
                                                                                                                    _________
                                                                                                                    6,497,913
                                                                                                                    _________
     ENERGY MINERALS_4.4%            Mobil..................................                             7,000        910,000
                                     Phillips Petroleum.....................                            19,800        779,625
                                     Tosco..................................                            33,300        986,512
                                                                                                                    _________
                                                                                                                    2,676,137
                                                                                                                    _________

     FINANCE_11.3%                   Allstate...............................                            14,500        949,750
                                     BankAmerica............................                             8,800      1,028,500
                                     Chase Manhattan........................                             9,300        861,413
                                     Equitable Cos..........................                            31,700        927,225
                                     Great Western Financial................                            29,000      1,218,000
                                     NationsBank............................                            14,800        893,550
                                     Travelers Group........................                            17,500        969,062
                                                                                                                   __________
                                                                                                                    6,847,500
                                                                                                                   __________
     HEALTH SERVICES_3.0%            Allegiance.............................                            36,320        803,580
                                     McKesson...............................                            14,400      1,042,200
                                                                                                                   __________
                                                                                                                    1,845,780
                                                                                                                   __________
     HEALTH TECHNOLOGY_1.6%          Forest Labs............................                            27,500 (a)    938,438
                                                                                                                   __________
     INDUSTRIAL SERVICES_1.5%        Cooper Cameron.........................                            12,300 (a)    876,375
                                                                                                                   __________
     NON-ENERGY MINERALS_3.0%        Aluminum Co. of America................                            12,800        894,400
                                     Lone Star Industries...................                            23,700        936,150
                                                                                                                   __________
                                                                                                                    1,830,550
                                                                                                                   __________
     PROCESS INDUSTRIES_7.5%         Ciba Specialty Chemicals...............                            10,600        915,471
                                     Olin...................................                            22,100        908,862
                                     Owens-Illinois.........................                            35,500 (a)    958,500
                                     Premark International..................                            35,000        857,500
                                     Temple-Inland..........................                            16,700        926,850
                                                                                                                   __________
                                                                                                                    4,567,183
                                                                                                                   __________

DREYFUS ASSET ALLOCATION FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        APRIL 30, 1997
COMMON STOCKS (CONTINUED)                                                                              SHARES         VALUE
                                                                                                      ________      _________
     PRODUCER MANUFACTURING_7.2%     General Signal.........................                            19,600    $   769,300
                                     Ingersoll-Rand.........................                            19,000        933,375
                                     Masco..................................                            24,100        909,775
                                     Raychem................................                            13,300        857,850
                                     Xerox..................................                            15,200        934,800
                                                                                                                    _________
                                                                                                                    4,405,100
                                                                                                                    _________
     RETAIL TRADE_1.6%               Pier 1 Imports.........................                            49,700        981,575
                                                                                                                    _________
     TRANSPORTATION_6.7%             Airborne Freight.......................                            32,900      1,155,613
                                     CNF Transportation.....................                            29,400        874,650
                                     CSX....................................                            17,600        820,600
                                     Hertz, Cl. A...........................                             5,300 (a)    153,700
                                     Yellow.................................                            54,600 (a)  1,051,050
                                                                                                                    _________
                                                                                                                    4,055,613
                                                                                                                    _________
     UTILITIES_7.1%                  Coastal................................                            18,000        855,000
                                     El Paso Natural Gas....................                            16,600        964,875
                                     Hong Kong Telecom, A.D.R...............                            47,000        804,875
                                     NorAm Energy...........................                            57,900        846,787
                                     Tenaga Nasional Berhad.................                           190,000        878,332
                                                                                                                    _________
                                                                                                                    4,349,869
                                                                                                                    _________
                                     TOTAL COMMON STOCKS
                                       (cost $41,616,342)...................                                      $46,709,834
                                                                                                                  ===========
CONVERTIBLE PREFERRED STOCKS_1.7%
     ENERGY;                          Petroleo Brasiliero
                                       (cost $872,479)......................                             5,000   $  1,050,973
                                                                                                                 ============
                                                                                                  PRINCIPAL
SHORT-TERM INVESTMENTS_5.3%                                                                         AMOUNT          VALUE
                                                                                                  ___________     ___________
     U.S. TREASURY BILLS:            5.25%, 5/29/97                                                $  25,000 (b)  $    24,906
                                     5.14%, 7/24/97.........................                       2,128,000        2,102,890
                                     5.13%, 8/7/97..........................                       1,115,000        1,099,412
                                                                                                                   __________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $3,226,709)....................                                      $ 3,227,208
                                                                                                                  ===========
TOTAL INVESTMENTS (cost $58,744,786)........................................                          105.2%      $63,993,163
                                                                                                      ======      ===========
LIABILITIES, LESS CASH AND RECEIVABLES......................................                          (5.2%)     $ (3,137,437)
                                                                                                      ======     ============
NET ASSETS..................................................................                          100.0%      $60,855,726
                                                                                                      ======      ===========

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b) Held by custodian in a segregated account as collateral for open futures position.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
STATEMENT OF FINANCIAL FUTURES                                                        APRIL 30, 1997
                                                                         MARKET VALUE                        UNREALIZED
                                                                           COVERED                         (DEPRECIATION)
FINANCIAL FUTURES PURCHASED:                              CONTRACTS      BY CONTRACTS      EXPIRATION       AT 4/30/97
______________                                            _________    _____________      _____________    _____________
U.S. Treasury 10 Year Note...................                 6            $641,813         June '97           ($375)
                                                                                                             ========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                    APRIL 30, 1997
                                                                                                COST               VALUE
                                                                                            _____________       _____________
ASSETS:                          Investments in securities_See Statement of Investments      $58,744,786          $63,993,163
                                 Cash.......................................                                          255,341
                                 Receivable for investment securities sold..                                        1,483,257
                                 Dividends and interest receivable..........                                          236,005
                                 Net unrealized appreciation on forward
                                   currency exchange contracts_Note 4(a)....                                            1,412
                                 Receivable for shares of Common Stock subscribed                                         166
                                 Prepaid expenses...........................                                           22,573
                                                                                                                   ___________
                                                                                                                   65,991,917
                                                                                                                   ___________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         40,091
                                 Due to Distributor.........................                                           12,348
                                 Payable for investment securities purchased                                        3,575,977
                                 Payable for shares of Common Stock redeemed                                        1,453,548
                                 Payable for futures variation margin_Note 4(a)                                         2,250
                                 Accrued expenses...........................                                           51,977
                                                                                                                   ___________
                                                                                                                    5,136,191
                                                                                                                   ___________
NET ASSETS..................................................................                                      $60,855,726
                                                                                                                 ============
REPRESENTED BY:                  Paid-in capital............................                                      $51,750,727
                                 Accumulated undistributed investment income_net                                      272,209
                                 Accumulated net realized gain (loss) on investments                                3,583,419
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments  and foreign currency transactions
                                     [including ($375) net unrealized depreciation
                                     on financial futures]..................                                        5,249,371
                                                                                                                   ___________
NET ASSETS..................................................................                                      $60,855,726
                                                                                                                 ============
SHARES OUTSTANDING
(100 MILLION OF $.001 PAR VALUE SHARES COMMON STOCK AUTHORIZED).............                                        4,144,421
NET ASSET VALUE, offering and redemption price per share....................                                           $14.68
                                                                                                                      =======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
STATEMENT OF OPERATIONS                                                                              YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME:                          Interest...................................                        $1,386,351
                                 Cash dividends (net of $6,969 foreign taxes
                                     withheld at source)....................                           683,903
                                                                                                   ____________
                                       TOTAL INCOME.........................                                       $2,070,254
EXPENSES:                        Management fee_Note 3(a)..................                           451,732
                                 Shareholder servicing costs_Note 3(b)......                          206,842
                                 Professional fees..........................                           45,885
                                 Directors' fees and expenses_Note 3(c).....                           21,498
                                 Registration fees..........................                           17,339
                                 Prospectus and shareholders' reports.......                           16,649
                                 Custodian fees_Note 3(b)...................                            6,160
                                 Interest_Note 2............................                            1,890
                                 Loan commitment fees_Note 2................                              495
                                 Miscellaneous..............................                           23,435
                                                                                                   ____________
                                       TOTAL EXPENSES.......................                                          791,925
                                                                                                                  ____________
INVESTMENT INCOME_NET......................................................                                         1,278,329
                                                                                                                  ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                        $3,569,322
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                           42,007
                                 Net realized gain (loss) on financial futures
                                     Short transactions.....................                           (8,381)
                                                                                                   ____________
                                       NET REALIZED GAIN (LOSS).............                                        3,602,948
                                 Net unrealized appreciation (depreciation) on investments
                                     and  foreign currency transactions [including ($375)
                                     net unrealized (depreciation) on financial futures]                             4,067,820
                                                                                                                  ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        7,670,768
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $8,949,097
                                                                                                                  ============



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         YEAR ENDED             YEAR ENDED
                                                                                       APRIL 30, 1997         APRIL 30, 1996
                                                                                     _________________        ______________
OPERATIONS:
    Investment income_net.................................................             $   1,278,329           $   1,351,034
    Net realized gain (loss) on investments................................                3,602,948              10,919,611
    Net unrealized appreciation (depreciation) on investments..............                4,067,820              (3,331,125)
                                                                                     _________________        ______________
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......                8,949,097                8,939,520
                                                                                     _________________        ______________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net.................................................               (1,364,500)              (1,572,884)
    Net realized gain on investments.......................................              (2,536,364)              (8,104,494)
                                                                                     _________________        ______________
      TOTAL DIVIDENDS......................................................              (3,900,864)              (9,677,378)
                                                                                     _________________        ______________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..........................................               37,388,539               21,004,054
    Dividends reinvested...................................................                3,751,463                9,365,253
    Cost of shares redeemed................................................             (48,272,464)             (23,330,934)
                                                                                     _________________        ______________
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS....              (7,132,462)                7,038,373
                                                                                     _________________        ______________
          TOTAL INCREASE (DECREASE) IN NET ASSETS..........................              (2,084,229)                6,300,515
NET ASSETS:
    Beginning of Period....................................................               62,939,955               56,639,440
                                                                                     _________________        ______________
    End of Period..........................................................             $ 60,855,726             $ 62,939,955
                                                                                     ================        ================
UNDISTRIBUTED INVESTMENT INCOME_NET........................................           $      272,209           $      358,380
                                                                                     _________________        ______________

                                                                                           SHARES                  SHARES
                                                                                     _________________        ______________
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................                2,577,794                1,464,307
    Shares issued for dividends reinvested.................................                  272,042                  737,421
    Shares redeemed........................................................              (3,370,046)              (1,638,061)
                                                                                     _________________        ______________
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING........................                (520,210)                 563,667
                                                                                     ================        ================



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               YEAR ENDED APRIL 30,
                                                         _________________________________________________________________
PER SHARE DATA:                                            1997               1996               1995             1994(1)
                                                         ________           ________           ________          ________
    Net asset value, beginning of period............      $13.49             $13.81             $12.49             $12.50
                                                         ________           ________           ________          ________
    INVESTMENT OPERATIONS:
    Investment income_net..........................          .33                .32                .39                .24
    Net realized and unrealized gain (loss)
      on investments....................................    1.83               1.70               1.35              (.11)
                                                         ________           ________           ________          ________
    TOTAL FROM INVESTMENT OPERATIONS...............         2.16               2.02               1.74                .13
                                                         ________           ________           ________          ________
    DISTRIBUTIONS:
    Dividends from investment income_net..............     (.34)              (.38)              (.37)              (.13)
    Dividends from net realized gain on investments......  (.63)             (1.96)              (.05)              (.01)
                                                         ________           ________           ________          ________
    TOTAL DISTRIBUTIONS..............................      (.97)             (2.34)              (.42)              (.14)
                                                         ________           ________           ________          ________
    Net asset value, end of period..........              $14.68             $13.49             $13.81             $12.49
                                                        =========          =========          =========         ==========
TOTAL INVESTMENT RETURN......................             16.49%             15.67%             14.22%            .99%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....            1.31%              1.25%               .67%            .16%(2)
    Ratio of net investment income
      to average net assets............................    2.12%              2.16%              3.00%           2.48%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager........            __                 .27%              1.27%           1.58%(2)
    Portfolio Turnover Rate.....................         223.50%            370.06%            160.11%             __
    Average commission rate paid(3)............           $.0538               __                 __               __
    Net Assets, end of period (000's Omitted)...         $60,856            $62,940            $56,639            $51,063
    ---------------------------
    (1)  From July 1, 1993 (commencement of operations) to April 30, 1994.
    (2)  Not annualized.
    (3)  For fiscal years beginning May 1, 1996, the Fund is required to disclose its average commission rate paid per share for
         purchases and sales of investment securities.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Asset Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    On August 21, 1996, the Dreyfus Total Return Portfolio began operating under the name "Dreyfus Asset Allocation Fund, Inc." Also on August 21, 1996, the Fund's Dreyfus Income Portfolio and Dreyfus Growth Portfolio were merged into Dreyfus Lifetime Portfolios, Inc. Income Portfolio and Growth Portfolio, respectively.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS ASSET ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. At April 30, 1997, there were no outstanding borrowings under the Facility.
    The average daily amount of borrowings outstanding during the period ended April 30, 1997 was approximately $33,000, with a related weighted average annualized interest rate of 5.75%. The maximum amount borrowed at any time during the period ended April 30, 1997 was $1.5 million.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution, or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, the Fund was charged $150,577 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $39,429 during the period ended April 30, 1997.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended April 30, 1997, $6,160 was charged by Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended April 30, 1997 amounted to $130,510,152 and $132,945,494, respectively.
    The following summarizes open forward currency exchange contracts at April 30, 1997:

                                                           FOREIGN
                                                           CURRENCY                                        UNREALIZED
FORWARD CURRENCY CONTRACTS                                 AMOUNTS         PROCEEDS          VALUE        APPRECIATION
______________                                          ___________        _________        ______       _______________
SALES:
___
    Swiss Francs, expiring 6/16/97...........           1,040,301         $712,340          $710,928         $1,412
                                                                                                            ========

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of
DREYFUS ASSET ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (See Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1997, and their related unrealized depreciation are set forth in the Statement of Financial Futures.
    (B) At April 30, 1997, accumulated net unrealized appreciation on investments, forward currency exchange contracts and financial futures was $5,249,414, consisting of $6,274,099 gross unrealized appreciation and $1,024,685 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS ASSET ALLOCATION FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS ASSET ALLOCATION FUND, INC.
    We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Asset Allocation Fund, Inc., as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of April 30, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Asset Allocation Fund, Inc. at April 30, 1997, and the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]
New York, New York
May 29, 1997


DREYFUS ASSET ALLOCATION FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.094 per share as a long-term capital gain distribution of the $.972 per share paid on December 12, 1996.
    The Fund also designates 9.10% of the ordinary dividends paid during the fiscal year ended April 30, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax returns.
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS ASSET ALLOCATION FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            550AR974
[Dreyfus lion "d" logo]
Registration Mark

Asset Allocation
Fund, Inc.
Annual Report
April 30, 1997